UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

OMNIVISION TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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OmniVision Technologies, Inc.
4275 Burton Drive
Santa Clara, California 95054

SUPPLEMENT TO THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY
STATEMENT DATED JUNE 10, 2015

To Be Held on Thursday, July 23, 2015, at 10:00 a.m., Pacific time, at the principal executive offices of OmniVision Technologies, Inc. located at 4275 Burton Drive, Santa Clara, CA 95054

To the Stockholders of OmniVision Technologies, Inc.:

        The information contained in this Supplement (the "Supplement") amends, supplements and, to the extent inconsistent, supersedes the corresponding information in the Notice of Special Meeting of Stockholders and Proxy Statement filed June 10, 2015 with the Securities and Exchange Commission (together with any annexes thereto, the "Proxy Statement") previously sent to the stockholders of OmniVision Technologies, Inc., a Delaware corporation ("OmniVision"), in connection with the solicitation of proxies for use at the previously announced special meeting of OmniVision stockholders (the "Special Meeting").

        As previously disclosed, OmniVision is a party to a number of putative class action lawsuits related to the Merger (as defined herein) that have been filed in the Superior Court of the State of California, County of Santa Clara. Those actions were consolidated under the caption In re OmniVision Technologies, Inc. Shareholder Litigation, No. 15-CV-280161 (the "Litigation") and are described in more detail in the Proxy Statement. On July 1, 2015, plaintiffs filed a motion seeking to enjoin the Merger until the defendants in the Litigation take certain purported corrective actions. Thereafter, OmniVision voluntarily postponed the Special Meeting in order to provide additional time for court resolution of that motion. On July 6, 2015, the Court set a hearing date of July 16, 2015 for plaintiffs' motion seeking to enjoin the Merger and required opposition papers to be submitted to it by July 9, 2015 at 12:00 p.m., Pacific time.

        You are cordially invited to attend the Special Meeting, which has been rescheduled to Thursday, July 23, 2015, at 10:00 a.m., Pacific time. The Special Meeting will be held at OmniVision's principal executive offices located at 4275 Burton Drive, Santa Clara, CA 95054, which is the same place specified in the Proxy Statement. At the Special Meeting, OmniVision stockholders will be asked to consider and vote upon the following matters:

  1.
  To consider and vote on the proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time, the "Merger Agreement"), dated April 30, 2015, by and among OmniVision, Seagull International Limited, a Cayman Islands exempted limited company ("Investor") and a wholly-owned subsidiary of Seagull Investment Holdings Limited, a Cayman Islands exempted limited company ("Investor Parent"), and Seagull Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Investor ("Acquisition Sub"). Investor, Investor Parent and Acquisition Sub were formed on behalf of affiliates of Hua Capital Management Co., Ltd., CITIC Capital Holdings Limited and Goldstone Investment Co., Ltd. Pursuant to the terms of the Merger Agreement, Acquisition Sub will merge with and into OmniVision (the "Merger"), and OmniVision will become a wholly-owned subsidiary of Investor;

  2.
  To consider and vote on any proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting;

  3.
  To consider and vote on the proposal to approve, by non-binding, advisory vote, compensation that will or may become payable to OmniVision's named executive officers in connection with the Merger; and

  4.
  To transact any other business that may properly come before the Special Meeting or any adjournment, postponement or other delay of the Special Meeting.

        The record date for the determination of stockholders who are entitled to notice of and to vote at the Special Meeting or any adjournment, postponement or other delay of the Special Meeting is the close of business on June 9, 2015, which is the same record date specified in the Proxy Statement.

        THE BOARD OF DIRECTORS OF OMNIVISION, AFTER CONSIDERING THE FACTORS MORE FULLY DESCRIBED IN THE PROXY STATEMENT, UNANIMOUSLY RECOMMENDS THAT YOU VOTE (1) "FOR" THE ADOPTION OF THE MERGER AGREEMENT; (2) "FOR" THE PROPOSAL TO ADJOURN THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT THE MERGER AGREEMENT AT THE TIME OF THE SPECIAL MEETING; AND (3) "FOR" THE NON-BINDING, ADVISORY PROPOSAL TO APPROVE COMPENSATION THAT WILL OR MAY BECOME PAYABLE TO OMNIVISION'S NAMED EXECUTIVE OFFICERS IN CONNECTION WITH THE MERGER.

        Under the General Corporation Law of the State of Delaware (the "DGCL"), if the Merger is completed, OmniVision stockholders who do not vote in favor of the adoption of the Merger Agreement and who properly demand appraisal of their shares will be entitled to appraisal rights in connection with the Merger, but only if they follow the procedures and satisfy the conditions prescribed by the DGCL. To exercise appraisal rights, such stockholders must strictly follow the procedures and satisfy the conditions prescribed by the DGCL, including delivering a written demand for appraisal to OmniVision before the vote is taken on the proposal to adopt the Merger Agreement; not submitting a proxy in favor of or otherwise voting in favor of the proposal to adopt the Merger Agreement; and continuing to hold shares of OmniVision common stock of record through the effective time of the Merger. These procedures are summarized in the section entitled "The Merger—Appraisal Rights" beginning on page 68 of the Proxy Statement previously mailed to you, and the text of the applicable provisions of the DGCL as in effect with respect to the Merger is included as Annex C to the Proxy Statement.

        IT IS IMPORTANT THAT YOU COMPLETE AND RETURN THE ENCLOSED REVISED PROXY CARD. THE ONLY DIFFERENCE BETWEEN THE ENCLOSED REVISED PROXY CARD AND A PROXY CARD MAILED PRIOR TO THE DATE HEREOF IS THE DATE OF THE SPECIAL MEETING, WHICH HAS BEEN RESCHEDULED TO THURSDAY, JULY 23, 2015. IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY, SUCH PROXY REMAINS VALID AND YOUR SHARES WILL BE VOTED IN THE MANNER SET FORTH THEREIN FOR THE SPECIAL MEETING, UNLESS YOU REVOKE SUCH PROXY OR CHANGE YOUR VOTE (AS DESCRIBED IN MORE DETAIL BELOW).

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

        WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE (1) BY TELEPHONE; (2) THROUGH THE INTERNET; OR (3) BY SIGNING AND DATING THE ENCLOSED REVISED PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED. You may revoke your proxy or change your vote at any time before it is voted at the Special Meeting by (1) signing another proxy card with a later date and returning it prior to the Special Meeting; (2) submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy; (3) delivering a written notice of revocation to OmniVision's Corporate Secretary; or (4) attending the Special Meeting and voting in person by ballot.

        If you hold your shares in "street name," you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your broker or other agent cannot vote on any of the proposals, including the proposal to adopt the Merger Agreement, without your instructions. If you are a stockholder of record, voting in person by ballot at the Special Meeting will revoke any proxy that you previously submitted. If you hold your shares through a bank, broker or other nominee, you must obtain a "legal proxy" in order to vote in person at the Special Meeting.

        If you fail to (1) return your proxy card; (2) grant your proxy electronically over the Internet or by telephone; or (3) attend the Special Meeting in person, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and, if a quorum is present, will have the same effect as a vote "AGAINST" the proposal to adopt the Merger Agreement but will have no effect on the other two proposals.

        This Supplement should be read in conjunction with the Proxy Statement. Except as specifically amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement remains accurate and should be considered in casting your vote by proxy or in person at the Special Meeting. If you have any questions concerning the Merger, the Special Meeting, the Proxy Statement or the Supplement, would like additional copies of the Proxy Statement or the Supplement or need help voting your shares of OmniVision common stock, please contact our Proxy Solicitor:

Georgeson Inc.
480 Washington Blvd., 26th Floor
Jersey City, NJ 07310
Stockholders, Banks and Brokers May Call Toll-Free: (800) 248-7605
Or Email: OmniVision@georgeson.com

By Order of the Board of Directors,

Y. Vicky Chou Senior Vice President of Global Management and General Counsel

Dated: July 9, 2015

OmniVision

BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on July 22, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by OmniVision Technologies, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on July 22, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to OmniVision Technologies, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M93996-S33327

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OMNIVISION TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR Proposals 1, 2, and 3.	**For**	**Against**	**Abstain**
1. To adopt the Agreement and Plan of Merger, dated as of April 30, 2015, by and among OmniVision Technologies, Inc., Seagull International Limited and Seagull Acquisition Corporation, as it may be amended from time to time (the "Merger Agreement").	☐	☐	☐
2. To approve the adoption of any proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.	☐	☐	☐
3. To approve, by non-binding, advisory vote, compensation that will or may become payable by OmniVision Technologies, Inc. to its named executive officers in connection with the merger.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Definite Proxy Statement is available at www.proxyvote.com. M93997-S33327 OmniVision Technologies, Inc. Special Meeting of Stockholders This proxy is solicited by the Board of Directors The undersigned(s) hereby appoint(s) Shaw Hong and Y. Vicky Chou, or either of them, as the true and lawful attorneys-in-fact, agents and proxies (each of them with full power of substitution) to represent the undersigned(s) and to vote at the Special Meeting of Stockholders of OmniVision Technologies, Inc., to be held on July 23, 2015, at 4275 Burton Drive, Santa Clara, CA 95054 at 10:00 a.m., Pacific time, and any and all adjournments, postponements or other delays thereof (the “Special Meeting”), in the manner directed, with respect to all shares of common stock of OmniVision Technologies, Inc. that the undersigned(s) is/are entitled to vote and in the discretion of the proxies on such other matters as may properly come before the Special Meeting. This proxy is solicited by the Board of Directors of OmniVision Technologies, Inc. and will be voted as directed or, if no direction is indicated, will be voted “FOR” Proposals 1, 2 and 3. The Board of Directors recommends a vote “FOR” Proposals 1, 2 and 3. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued, and to be signed, on reverse side Address Changes/Comments: